SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 1, 2010

MEXUS GOLD US

(Exact name of registrant as specified in its charter)

Nevada	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1805 N. Carson Street, #150
Carson City, NV 89701
(Address of principal executive offices)

(916) 776-2166
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 29, 2010, the Mexus Gold US tugboat “Caleb” and it's 230 foot barge arrived in Ketchikan, Alaska.  The tugboat and barge are equipped with automated cable pulling equipment and underwater electrical equipment,  magtonetor,  underwater cable identifier, remote cameras and a high definition scanning sensor, and a cable left buoy marking system.

Although late in the season, the company’s CEO, Paul Thompson, will be in Alaska on Tuesday November 2, 2010 to begin cable pulling operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mexus Gold US
/s/	Paul D. Thompson _________________________
By:	Paul D. Thompson
Its:	President